EXHIBIT 10.28

                              Boeing Commercial Airplane Group
                              P.O. Box 3707
                              Seattle, WA  98124-2207


               February 22, 1995
               6-1171-FT-831


               United Air Lines, Inc.
               Flight Center
               32nd & Quebec Street
               Denver, Colorado  80207

               Facsimile:    415-634-7388

               Attention:    Captain Stephen Forte
                             Flight Manager
                             B757/B767/B777

               Facsimile:    708-952-4683

               cc:           Mr. Chick McErlean
                             Senior Attorney

               Facsimile:    415-634-7388

               cc:           Mr. W. C. Ceresa
                             Manager
                             Maintenance, Warranty and Contracts San
                             Francisco International Airport


                Subject: *     CONFIDENTIAL MATERIAL OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES
                AND EXCHANGE COMMISSION PURSUANT TO A
                REQUEST FOR CONFIDENTIAL TREATMENT

               Dear Captain Forte:

               In response to your request, The Boeing Company
               (Boeing) is pleased to offer to provide to United Air Lines, Inc. (Buyer) the following flight training services:


               * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION
                 PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
     United Air Lines, Inc.
     6-1171-FT-831
     Page 2




     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

     United Air Lines, Inc.
     6-1171-FT-831
     Page 3




     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

     United Air Lines, Inc.
     6-1171-FT-831
     Page 4




     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

     United Air Lines, Inc.
     6-1171-FT-831
     Page 5




     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT






          Article 7.     Right to Stop Work.

                     Boeing will not be required to begin or continue providing services if:

              7.1 there is a labor dispute or work stoppage in progress, or

              7.2 there exist conditions that are dangerous to the safety or health of the Boeing employees.

          Article 8.     Excusable Delays.

              Boeing will not be liable for any delay resulting from any cause beyond Boeing's control.

          Article 9.     Assignment.

              Boeing may assign all or any part of its rights and obligations under this Agreement to any wholly owned subsidiary of Booing.

          Article 10.    Order of Precedence.

              The provisions of this Agreement will not be revised in any manner by any provision of any purchase order which Buyer may choose to issue in connection with this Agreement

          ARTICLE 11.    GOVERNING LAW.

              THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A. EXCLUSIVE OF WASHINGTON'S CONFLICT OF LAWS RULES.

          United Air Lines, Inc.
          6-1171-FT-831
          Page 6

          Article 12.    Negotiated Agreement.

          This Agreement, including the Indemnification and the Exclusion of Liabilities has been the subject of discussion, and negotiation and is fully understood by the parties, and the price of the Services and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of such provisions.

          Please accept this offer by signing one (1) copy and returning same to the undersigned at facsimile No.
          206-237-1706 on or before February 22, 1995, the date on which this offer will otherwise expire.

          Very truly yours,

          THE BOEING COMPANY

          BY /s/W.R. Lyle
          W. R. Lyle
          Contracts Manager
          Aircraft Support
          Mail Stop 76-66
          ACCEPTED AND AGREED TO this

          date:  February 23, 1995.



          UNITED AIR LINES, INC.



          BY /s/Stuart Oran

          ITS Executive Vice President-Corporate
              Affairs & General Counsel